UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2004

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

     (206) 467-3600
     Registrant’s Telephone Number, including area code

Item 7.  Financial Statements and Exhibits

(c)     Exhibits. The following exhibit is filed with this document:

Exhibit No.
99.1	Press release of Plum Creek Timber Company, Inc., issued April 19, 2004, reporting results of operations for the quarter ended March 31, 2004.

Item 12.  Results of Operations and Financial Condition

On April 19, 2004, Plum Creek Timber Company, Inc. issued a press release reporting its results of operations for the first quarter ended March 31, 2004.   A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By: /s/ William R. Brown
WILLIAM R. BROWN
Executive Vice President and Chief Financial Officer

DATED: April 19, 2004

Exhibit No.

99.1	Press release of Plum Creek Timber Company, Inc., issued April 19, 2004, reporting results of operations for the quarter ended March 31, 2004.